Securities Act File No. 333-29253
                                        Investment Company Act File No. 811-8253

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/

                  Pre-Effective Amendment No.

                  Post-Effective Amendment No.     6
                                               ---------
                                     and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

                  Amendment No.     8
                                ---------

                        (Check appropriate box or boxes)

                             BOYAR VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 409-2000

                          Mr. Mark A. Boyar Boyar Value
                                   Fund, Inc.
                               590 Madison Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   Copies to:

                              Tina D. Hosking, Esq.
                          Integrated Fund Services, Inc
                             221 East Fourth Street
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on [Date] pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a) of Rule 485
/ /  on (Date) pursuant to paragraph (a) of Rule 485

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                                                                   TICKER: BOYAX


                                     [LOGO]
                                    THE BOYAR
                                   VALUE FUND

          A MULTI-CAP VALUE FUND SEEKING LONG-TERM CAPITAL APPRECIATION

                                   PROSPECTUS


                                   MAY 1, 2003



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

                                                                      PROSPECTUS
                                                                     May 1, 2003

                             BOYAR VALUE FUND, INC.
                 210 North Hale Street, Wheaton, Illinois 60187


The Boyar Value Fund (the "Fund") seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund's investment adviser to be intrinsically undervalued.


Investment   advisory  services  for  the  Fund  are  provided  by  Boyar  Asset
Management, Inc. (the "Adviser") and the Fund is managed by Claymore Fund Management Company LLC (the "Manager").


This Prospectus has information you should know before you invest. Please read it carefully and retain it with your investment records.


                                TABLE OF CONTENTS
Risk/Return Summary.........................................................
Expense Information.........................................................
Average Annual Total Return (No-Load).......................................
Investment Objective, Principal Investment Strategies and
  Principal Risk Considerations.............................................
Management of the Fund......................................................
How to Purchase Shares......................................................
How to Redeem Shares........................................................
Shareholder Services........................................................
Dividends and Distributions.................................................
Taxes.......................................................................
Calculation of Share Price..................................................
Financial Highlights........................................................


FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
(Toll-Free) 1-800-266-5566

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RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


Under normal market conditions, the Fund invests primarily in equity securities that are believed by the Adviser to be intrinsically undervalued. Intrinsic value, as the Adviser defines it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.


The Adviser believes that stock market prices often fail to accurately reflect the underlying intrinsic value of companies. To find undervalued stocks, the Adviser evaluates a company and its assets as any acquisition-minded business executive would. The Adviser takes the company's balance sheet, tears it apart, and reconstructs it in accordance with economic reality -- as opposed to generally accepted accounting principles. Economic reality, according to the Adviser, is the result when you tear a company's balance sheet apart and find hidden or undervalued assets. If the Adviser determines that he would purchase the assets of a company at a significant discount to intrinsic value, the Adviser believes that after a reasonable period of time, either the stock market will accurately reflect those values, or the assets of the company will be acquired by a third party.

The Adviser utilizes a "buy and hold" investment strategy which reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may seem stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. The Adviser employs a variety of different investment strategies and techniques to uncover opportunities for the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Further risks associated with an investment in the Fund may arise from the Fund's investment in the securities of small and mid-capitalization companies. Stocks of small and mid-capitalization companies are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants
to).

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PERFORMANCE SUMMARY

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund performed in each full calendar year (average annual return) and the Fund's best and worst quarters since inception; and

o how the Fund's average annual total returns compare to other recognized indexes below (based on a calendar year).

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future.

The 5% sales charge is not reflected in the bar chart; if reflected, returns would be lower than those shown.


     14.24%         7.10%     15.31%    -10.45%
     1999           2000       2001      2002


Best and Worst Quarterly Performance


Best Quarter:            10.38% (June 30, 2001)
Worst Quarter:          -10.49% (September 30, 2002)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                                 Since Inception
                                                       1 Year     (May 5, 1998)
                                                       ------    ---------------
BOYAR VALUE FUND
   Return Before Taxes                                 -14.91%        3.44%
   Return After Taxes on Distributions(1)              -15.19%        3.20%
   Return After Taxes on Distributions
      and Sale of Fund Shares(2)                        -8.89%        2.75%
RUSSELL 2000 INDEX(3)                                  -20.48%       -3.53%
S&P 500 INDEX(3)                                       -22.10%       -3.77%

This table illustrates total returns from a hypothetical investment in the Fund. These returns are compared to the indices for the same periods. The performance of the Fund reflects a 5.00% sales charge.


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

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(3)  The Russell 2000 Index,  prepared by the Frank Russell Company,  tracks the return of the common stocks of the 2,000 smallest out of the 3,000 largest publicly traded U.S. domiciled companies by market capitalization. The Russell 2000 Index tracks the return based on price appreciation or depreciation and includes dividends. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Unlike the Fund, the indices are not managed and their returns do not reflect deductions for fees, expenses or taxes.


EXPENSE INFORMATION

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum Sales Load Imposed on Purchases(a)                            5.00%
     (as a percentage of offering price)
     Maximum Deferred Sales Load(b)
     (as a percentage of original purchase price)                          None
     Maximum Sales Load Imposed on Reinvested Dividends                    None
     Redemption Fee(c)                                                     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


     Management Fees                                                       1.00%
     Distribution and/or Service (12b-1) Fees                              0.25%
     Other Expenses                                                        1.39%
                                                                           -----
     Total Annual Fund Operating Expenses                                  2.64%
                                                                           =====
     Fee Waiver and Expense Reimbursement(d)                               0.89%
                                                                           -----
     Net Expenses                                                          1.75%
                                                                           =====


(a)  This charge may be reduced depending on your total investment in the Fund.
(b) Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales charge of 1.00% if a redemption occurred within 12 months of purchase and a commission was paid by Claymore Securities, Inc. (the "Distributor") to a participating unaffiliated dealer.
(c) A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

(d) Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed to waive a portion of their management, advisory, and distribution fees and reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years after being incurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. The Manager, the Adviser and the Distributor have agreed to maintain this expense limitation through at least April 30, 2004.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Manager's, Adviser's and Distributor's expense limitation agreement is in effect for 1 year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


One Year            $   483
Three Years           1,013
Five Years            1,568
Ten Years             3,076

AVERAGE ANNUAL TOTAL RETURNS

The Fund's average annual total returns in the following table do not reflect the 5% sales charge; if reflected, returns would be lower than those shown. Returns reflecting the 5% sales charge are shown in the table included in the Risk/Return Summary above. Returns are shown for periods ended March 31, 2003. How the Fund has performed in the past does not indicate how the Fund will perform in the future.

                                                                 Since Inception
                                          1 Year     3 Years      (May 5, 1998)
                                          ------     -------     ---------------
Boyar Value Fund                         -15.06%      0.12%           3.75%


INVESTMENT  OBJECTIVE,   PRINCIPAL  INVESTMENT  STRATEGIES  AND  PRINCIPAL  RISK
CONSIDERATIONS

IN GENERAL

The investment objective of the Fund is long-term capital appreciation, which it pursues by investing primarily in equity securities, which are believed by the Adviser to be intrinsically undervalued. The Fund seeks to achieve its investment objective by investing substantially all, but under normal market conditions no less than 65%, of its total assets in equity securities, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The Fund will primarily invest in equity securities traded on domestic exchanges and/or in the over-the-counter markets. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Directors without shareholder approval.

Because the Fund invests primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value ("NAV") of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities.


PRINCIPAL INVESTMENT STRATEGIES


The Adviser seeks out intrinsically undervalued companies and purchases their shares at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business. In the Adviser's opinion, within an investment time horizon of 3 to 5 years, typically either the stock market will accurately reflect a company's intrinsic value or the assets of the company will be acquired by a third party. From 1975 through March 31, 2003 approximately 44.1% of the companies that the chief investment officer of the Adviser, Mark A. Boyar, has extensively researched and written in-depth research reports about in Asset Analysis Focus (the research service affiliated with the Adviser) have been acquired or liquidated (i.e., the assets were sold to a third party and the proceeds of the sale were distributed to the shareholders) at a premium to the price of the company's shares at the time of the initial research report appeared in Asset Analysis Focus. Investors in the Boyar Value Fund can generally expect to hold many of the companies featured in Asset Analysis Focus. Of the companies that were acquired or liquidated, the average time period from the date the initial research report was issued until a transaction actually occurred was approximately 6.3 years.


This "buy and hold" investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the compounding rate. The Adviser believes that by reducing the number of transactions generated by profit taking, all the money invested is still working or compounding, for a better return until future tax liability is incurred.

There is an advantage to the "buy and hold" investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors' after tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a "buy and hold" strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

To hasten the recognition factor of an intrinsically undervalued company's shares in the marketplace, the Adviser also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. The Adviser generally will invest in companies whose shares:

     -    are not widely held by institutions; or
     -    are not closely followed by investment analysts; or
     - may have plummeted in value because they failed to meet analysts' earnings expectations


Because the Adviser believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.


At the time of investment in a company, the Adviser determines the value of all of the assets and liabilities of the company and thereby establishes a potential selling price for the company's common stock. The Adviser reviews the company's asset base from time to time (especially when the common stock of a company nears its selling price target), to carefully determine if something has changed to alter the Adviser's opinion - if not, the security is sold when it meets its fully valued price.

The Adviser employs a variety of different investment strategies to uncover investment opportunities for the Fund, including the following:

     1.   Hidden Assets

          "Hidden" assets are assets whose current values are undervalued on a company's financial statements - a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. The Adviser adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

     2.   Underpriced Businesses

          Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, the Adviser considers the subject company's historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. The Adviser's findings help place an appropriate value on the shares of the subject company.

     3.   Undervalued Franchises

          A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These "franchise" companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company's shares.

     4.   Selling For Less Than Net Working Capital

          The minimum liquidation value of a company is, in most instances, its net working capital value. This amount is determined by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long term debt, preferred stock, capitalized lease obligations and certain pension liabilities. The stock market will, at pessimistic extremes, value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

     5.   "Fallen Angels"

          Well known companies, that were once the "darlings" of Wall Street, may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. The Adviser may purchase shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

     6.   Restructuring Plays, Breakups and Spin-offs


          A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying NAV. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused "pure play" companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult to analyze conglomerate.


     7.   Bankruptcies

          An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

     8.   Under-Followed Companies

          The Adviser normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. The Adviser believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

     9.   Low Price-to-Earnings Ratios

          The Adviser believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price to earnings ratio.

     10.  Large Free Cash Flows

          The Adviser favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

     11.  Insider Ownership

          The Adviser will take positions in the common equity of companies whose executives buy and hold large amounts of the company's stock. Significant insider ownership of a company's shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company's long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. The Adviser evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company's intrinsic value. Excessive non-stock and non-performance related compensation for a company's top officers can also depress the shares of an otherwise good company.

In making investment selections, the Fund also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

For  temporary  defensive  purposes,  the  Fund  may  from  time to time  have a significant portion, and possibly all, of its assets in U.S. Government obligations, corporate bonds rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government or in money market instruments. Bonds rated Baa by Moody's or BBB by S&P, while considered "investment grade" obligations, may have speculative characteristics. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated at least A-2 by S&P or Prime-2 by Moody's, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations, corporate bonds or money market instruments for temporary defensive purposes, it may not achieve its investment objective. The Fund may also invest in money markets in order to maintain sufficient liquidity to cover possible redemptions and as a means of maximizing the Fund's performance while the Adviser is determining where to invest new money.

PRINCIPAL RISK CONSIDERATIONS

MARKET RISK. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company's earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser's investment strategy will succeed.

SMALL- AND MEDIUM-SIZED COMPANIES. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

RELATED TRANSACTIONS. The Fund may purchase securities that have been researched by Asset Analysis Focus (the research service affiliated with the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

MANAGEMENT OF THE FUND

The Fund is an open-end, diversified management investment company organized as a Maryland corporation. The Board of Directors supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.

MANAGER

Pursuant to a Management Agreement with the Fund, the Manager oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets.


Claymore Fund Management Company LLC (the "Manager"), is located at 210 North Hale Street, Wheaton, Illinois 60187. Ladenburg Thalmann Asset Management, Inc. owns 25% of the outstanding securities of the Manager. Ladenburg Thalmann Asset Management, Inc. is a wholly owned subsidiary of Ladenburg Thalmann & Co. Inc., a registered broker-dealer and a member of the New York Stock Exchange since 1876, which in turn is a wholly owned subsidiary of Ladenburg Thalmann Financial Services Inc. Claymore Securities, Inc. owns 25% of the outstanding securities of the Manager. Claymore Securities, Inc., a Kansas corporation, is a wholly owned subsidiary of Claymore Group, LLC, a Delaware limited liability company. David C. Hooten and Benjamin T. Fulton are majority owners of Claymore Group, LLC. Ebbets Field Association LLC, an entity controlled by Mark A. Boyar, owns the other 50% of the outstanding voting securities of the Manager.


INVESTMENT ADVISER

Boyar Asset Management, Inc. (the "Adviser") is an affiliate of Mark Boyar & Company, Inc. ("Mark Boyar & Co."), a registered broker-dealer. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010.


Pursuant to the Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser furnishes investment advisory services to the Fund. Subject to the supervision and direction of the Manager and the Board of Directors, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places orders for the purchase and sale of portfolio securities. For the services provided pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets.


Mark A. Boyar is the chief investment officer of the Fund, and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Boyar, the President of Mark Boyar & Co., has also been the President of the Adviser since 1983. Mark Boyar & Co. publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

Investors in the Boyar Value Fund can generally expect to hold many of the companies featured in Asset Analysis Focus.

DISTRIBUTOR


Claymore Securities, Inc. (the "Distributor") is located at 210 North Hale Street, Wheaton, Illinois 60187 and serves as the primary agent for the distribution of shares of the Fund. The Distributor specializes in the creation and sponsorship of financial products, as well as investment banking and advisory services. The Distributor seeks to develop and distribute innovative financial solutions for financial advisers and their clients, such as defined portfolios, mutual funds, closed-end exchange traded funds, separately managed accounts and other alternative investments. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers.

The Distributor is paid monthly fees by the Fund in connection with the servicing of shareholder accounts. A monthly service fee, authorized pursuant to a Shareholder Servicing and Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, is calculated at the annual rate of 0.25% of the value of the average daily net assets of the Fund and is used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by the Distributor to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by other agents of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the Plan are not tied exclusively to the service expenses actually incurred by the Distributor, and the payments may exceed expenses actually incurred by the Distributor. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on an ongoing basis and in doing so considers all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.


SALES CHARGES


When you purchase Fund shares, you pay a 5.00% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund. Shares of the Fund are sold at the public offering price, unless you qualify to purchase shares at NAV. The public offering price is the next determined NAV per share plus a sales charge as shown in the following table.


                              Sales Charge as % of:
                              ---------------------
                                        Public       Net      Dealer Reallowance
                                       Offering     Amount      as % of Public
Amount of Investment                    Price      Invested     Offering Price
--------------------                   --------    --------   ------------------
Less than $50,000                        5.00%       5.25%          4.50%
$50,000 but less than $100,000           4.50%       4.72%          4.00%
$100,000 but less than $250,000          3.50%       3.63%          3.00%
$250,000 but less than $500,000          2.95%       3.04%          2.70%
$500,000 but less than $1,000,000        2.25%       2.31%          2.00%
$1,000,000 or more                       None*       None*

* There is no front-end sales charge on purchases of $1 million or more but a contingent deferred sales charge of 1.00% may apply if a commission was paid to a participating unaffiliated dealer and the shares are redeemed within 12 months from the date of purchase.

Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please direct inquiries concerning the services described in this section to Integrated Fund Services, Inc. (the "Transfer Agent") at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by calling 1-800-266-5566.


REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced sales charges set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of a specified period of time (or when you sell your shares, if earlier), the Distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

PURCHASES OF SHARES AT NET ASSET VALUE. Certain individuals and institutions may purchase shares of the Fund at NAV. Investors or their financial adviser must notify the Transfer Agent if the investment qualifies as a purchase at NAV.


Investors whose accounts were opened prior to May 1, 2000 are not subject to any sales charge on subsequent investments.

Shares of the Fund may be purchased at NAV by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, (2) have, at the time of purchase, 100 or more eligible participants, (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Registered investment advisers who charge a fee for their services and accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts") may purchase shares at NAV, provided the adviser, bank or broker-dealer has a separate agreement with the Distributor.

Clients of investment advisers may also purchase shares of the Fund at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Fund and the Distributor. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Associations and affinity groups of 20 or more and their members may purchase shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to invest at least $1 million. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Employees, officers, directors and clients of the Adviser, Manager, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at NAV. Investors must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales charge is imposed upon certain redemptions of shares of the Fund purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within 12 months from the date of purchase. The contingent deferred sales charge will be paid to the Distributor and will be equal to 1% of the NAV at the time of purchase of the shares being redeemed or the amount redeemed, whichever is less. In determining whether the contingent deferred sales charge is payable, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales charge will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.
Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales charge. The contingent deferred sales charge is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.

The Fund may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

HOW TO PURCHASE SHARES


We are required by law to obtain certain personal information from you, which will be used by us to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.


Your initial investment in the Fund ordinarily must be at least $5,000 ($3,000 for tax-deferred retirement plans). You may open an account and make an initial investment through securities dealers having a sales agreement with the Distributor. You may also make a direct initial investment by sending a check and a completed account application form to Boyar Value Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your check must be made payable to the "Boyar Value Fund." An account application is included with this Prospectus.


Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Third party checks will not be accepted.


If an order to purchase shares of the Fund is canceled because your check does not clear, a charge (minimum $25) will be imposed and you will be responsible for any resulting losses or fees incurred by the Fund, the Distributor or the Transfer Agent in the transaction.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Your purchase order must be received by the Fund's Transfer Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time). If you purchase shares through a broker-dealer it is the broker-dealer's responsibility to transmit your order in a timely manner to the Distributor in order for your account to receive that day's public offering price. Dealers may charge you a fee for effecting purchase orders. Direct investments received by the Transfer Agent after the close of NYSE are confirmed at the public offering price next determined on the following business day.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to Boyar Value Fund, Inc., to:

                           Boyar Value Fund, Inc.
                           c/o Shareholder Services
                           P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Provided the Transfer Agent has received a completed account application, investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-266-5566 for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' notice to shareholders.

It is important that the wire contains all the necessary information and that the Fund receives prior telephone notification to ensure proper credit. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent.


ADDITIONAL INVESTMENTS. You may purchase additional shares of the Fund by mail or wire (minimum additional investment of $1,000, except for automatic investment plans) at any time at the then current public offering price as aforementioned. Before making additional investments by bank wire, please call the Transfer Agent at 1-800-266-5566. Please follow the wire instructions provided by the Transfer Agent. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account number in your letter.


EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Directors, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. The Fund may also, in its discretion, accept certain other accounts with less than the stated minimum initial investment.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

HOW TO REDEEM SHARES


You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $100,000 or more, you must provide a Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your Medallion Signature Guarantee, regardless of the value of the shares being redeemed.


A contingent deferred sales load (charge) may apply to a redemption of Fund shares purchased at NAV, excluding accounts opened prior to May 1, 2000. Please refer to "How to Purchase Shares" for more information.


Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. The Fund's custodian currently charges a $15 fee for processing wire redemptions. This fee is subject to change at the discretion of the Fund's custodian. The Fund reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the NAV per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form. If the shares being redeemed were purchased by check the Fund may delay payment of your sale proceeds until your check has cleared. This may take up to 15 days from the date of purchase. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's NAV next determined after your order is received by such organization in proper form before the close of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Directors deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

SHAREHOLDER SERVICES

Contact the Transfer Agent (nationwide call toll-free 1-800-266-5566) for additional information about the shareholder services described below.

Automatic Withdrawal Plan
-------------------------

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

Tax-Deferred Retirement Plans
-----------------------------

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision


Direct Deposit Plans
--------------------

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan
-------------------------

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to charge a reasonable fee for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

Delivery of Prospectus and Shareholder Reports
----------------------------------------------

Subject to your express or implied consent upon notice by the Transfer Agent, the Fund may elect to send prospectuses and shareholder reports on a "household" basis. This means the Fund may send only one copy of a prospectus or annual report and semiannual report to a household that has multiple Fund accounts. You may revoke your consent by contacting the Transfer Agent in writing, at the address listed in the "How to Purchase Shares" section. The Transfer Agent will begin sending you individual copies of the Fund's prospectus and shareholder reports it delivers 30 days after receiving your revocation.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. You may elect to receive dividend and capital gain distributions in either cash or additional shares. You should indicate your choice of option on your account application. If no option is specified on your account application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date. No sales charge is imposed on any reinvestment of distributions and dividends in additional shares of the Fund.


If you select to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the reinvest option. No interest will accrue on an amount represented by uncashed distribution checks.

TAXES

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute annually substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.


Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains; without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund's distributions could vary in any given year.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. A shareholder may be subject to a 30% backup withholding on reportable dividend and redemption payments received in 2003 (29% after January 1, 2004) if a certified taxpayer identification number is not on file with the Fund, if the Internal Revenue Service notifies the Fund to implement backup withholding from the shareholder, or if to the Fund's knowledge, an incorrect number has been furnished. An individual taxpayer's identification number is his or her social security number.


CALCULATION OF SHARE PRICE


On each day that the Fund is open for business, the public offering price (NAV plus applicable sales charge) of Fund shares is determined as of the close of the regular session of trading on the NYSE (generally 4:00 p.m., Eastern time). The Fund is open for business on each day the NYSE is open for regular trading. The NAV per share is calculated by dividing the sum of the value of its assets minus its liabilities (including estimated accrued expenses) by the total number of its outstanding shares, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.


The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to the procedures adopted by the Fund's Board of Directors.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                         Year            Year            Year            Year          Period
                                                        Ended           Ended           Ended           Ended           Ended
                                                     December 31,    December 31,    December 31,    December 31,    December 31,
                                                         2002            2001            2000            1999           1998(a)
                                                     ------------    ------------    ------------    ------------    ------------
Net asset value at beginning of period               $      13.35    $      11.58    $      11.09    $       9.72    $      10.00
                                                     ------------    ------------    ------------    ------------    ------------

Income (loss) from investment operations:
   Net investment income (loss)                            (0.05)          (0.01)            0.03            0.01            0.03
   Net realized and unrealized gains (losses)
   on investments                                          (1.34)            1.78            0.76            1.37          (0.28)
                                                     ------------    ------------    ------------    ------------    ------------
Total from investment operations                           (1.39)            1.77            0.79            1.38          (0.25)
                                                     ------------    ------------    ------------    ------------    ------------

Less distributions:
   From net investment income                                  --          (0.00)(b)       (0.03)          (0.01)          (0.03)
   From net realized gains on investments                  (0.20)          (0.00)(b)       (0.27)              --              --
                                                     ------------    ------------    ------------    ------------    ------------
Total distributions                                        (0.20)          (0.00)          (0.30)          (0.01)          (0.03)
                                                     ------------    ------------    ------------    ------------    ------------

Net asset value at end of period                     $      11.76    $      13.35    $      11.58    $      11.09    $       9.72
                                                     ============    ============    ============    ============    ============
Total return (c)                                         (10.45%)          15.31%           7.10%          14.24%         (2.46%)(d)
                                                     ============    ============    ============    ============    ============

Net assets at end of period                          $ 14,388,293    $ 12,455,031    $  6,375,190    $  4,134,644    $  1,415,827
                                                     ============    ============    ============    ============    ============

Ratio of gross expenses to average net assets (e)           2.64%           2.85%           3.95%           5.28%          13.19%(f)

Ratio of net expenses to average net assets                 1.75%           1.75%           1.75%           1.75%           1.75%(f)

Ratio of net investment income (loss)
   to average net assets                                  (0.45%)         (0.12%)           0.30%           0.15%           0.66%(f)

Portfolio turnover rate                                       19%             17%             42%              8%              0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.

(b)  Amount rounds to less than $0.01.

(c)  Total returns shown exclude the effect of applicable sales loads.

(d)  Not annualized.

(e) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser/Manager.

(f)  Annualized.

BOYAR VALUE FUND, INC.

INVESTMENT ADVISER
Boyar Asset Management, Inc.
35 East 21st Street
New York, New York 10010

FUND MANAGER
Claymore Fund Management Company LLC
210 North Hale Street
Wheaton, Illinois 60187

DISTRIBUTOR
Claymore Securities, Inc.
210 North Hale Street
Wheaton, Illinois 60187

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Ernst & Young LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202

BOARD OF DIRECTORS
Henry A. Alpert
Mark A. Boyar
Richard Finkelstein
A.F. Petrocelli
Jay R. Petschek


Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety and is therefore legally a part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-266-5566.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-8253

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2003


                           THE BOYAR VALUE FUND, INC.


                 210 NORTH HALE STREET, WHEATON, ILLINOIS 60187


                      For information, call 1-800-266-5566

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


THE FUND........................................................................
INVESTMENT OBJECTIVE AND POLICIES...............................................
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.........................
INVESTMENT LIMITATIONS..........................................................
DIRECTORS AND OFFICERS..........................................................
THE MANAGER.....................................................................
THE INVESTMENT ADVISER..........................................................
THE DISTRIBUTOR.................................................................
DISTRIBUTION AND SHAREHOLDER SERVICING PLAN.....................................
SECURITIES TRANSACTIONS.........................................................
CODE OF ETHICS..................................................................
PORTFOLIO TURNOVER..............................................................
CALCULATION OF SHARE PRICE......................................................
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................
TAXES...........................................................................
HISTORICAL PERFORMANCE INFORMATION..............................................
PRINCIPAL SECURITY HOLDERS......................................................
CUSTODIAN.......................................................................
AUDITORS AND COUNSEL............................................................
INTEGRATED FUND SERVICES, INC...................................................
ANNUAL REPORT...................................................................

     This Statement of Additional Information is meant to be read in conjunction with the Prospectus for The Boyar Value Fund, Inc. (the "Fund") dated May 1, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling the Fund at 1-800-266-5566.

                                    THE FUND

     The Fund is a diversified, open-end management investment company incorporated on February 28, 1997 under the laws of the State of Maryland under the name "Boyar Value Fund, Inc." The Fund's charter authorizes the Board to issue one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Shares").

     All shareholders of the Fund, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the Shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is long-term capital appreciation.

     The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectus.

Stock Options and Currency Exchange Transactions
------------------------------------------------

     STOCK OPTIONS. When the Adviser believes that individual portfolio securities are approaching the top of the Adviser's growth and price expectations, the Fund may write covered call options against such securities. The Fund may also purchase put options. The value of the underlying securities on which covered call and put options will be written or purchased, respectively, at any one time by the Fund is not anticipated to exceed 5% of the Fund's total assets. The Fund writes and purchases options only for hedging purposes and not for speculation.

     The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified period or at a specified time.

     The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

     Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

     Prior to their expirations, call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased a put option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written a call option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

     Securities exchanges generally have established limitations governing the maximum number of calls of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

     CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into forward contracts to purchase or sell currency or (iii) by purchasing exchange-traded currency options.

     FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

     Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

     Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

     U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing
Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at current value. The Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

     By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

     AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

     In a "sponsored" ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. While "unsponsored" ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

     CONVERTIBLE SECURITIES. Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this conversion feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock while permitting the investor to obtain a yield that is generally greater than that obtainable from the underlying common stock. In addition, convertible securities generally offer greater stability of price than the underlying common stock during declining market periods. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. The Adviser may make modifications of its investment strategy for the Fund as it deems advisable in light of its experience in managing the Fund or in response to changing market or economic conditions.

     WARRANTS. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

     Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated at least A-2 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days and repurchase agreements that have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The Fund's investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

     BORROWING. The Fund may borrow, temporarily, up to 33 1/3% of its total assets for extraordinary purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value ("NAV") will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     THE RATINGS OF MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S RATINGS GROUP FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT LIMITATIONS

     The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of

(i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

     The Fund may not:

     1. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes in an amount that may not exceed 33 1/3% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

     2. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities up to 33 1/3% of the Fund's total assets and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

     3. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

     4. Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would acquire 10% or more of the voting securities of such issuer, except that these limitations do not apply to U.S. Government
Securities and repurchase agreements collateralized by U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Purchase or sell real estate, except that the Fund may invest in securities (a) secured by real estate, mortgages or interests therein, (b) issued by companies which invest in real estate or interests therein or (c) hold and sell real estate acquired by the Fund as the result of the ownership of securities.

     7. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales or short sales "against the box" in accordance with the Fund's investment objective, policies and limitations.

     8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

     9. Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes,
(b) purchase and sell currencies on a forward commitment or delayed-delivery basis and (c) enter into stand-by commitments.

     10. Pledge, mortgage or hypothecate its assets, or otherwise issue senior securities, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

     11. Invest more than 15% of the Fund's net assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

     12. Make additional investments if the Fund's borrowings exceed 5% of its total assets.

     13. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     Notwithstanding paragraphs numbered 1, 7, 8, 9 and 10, the Fund has no present intention of engaging in transactions involving futures contracts and options on futures contracts or of entering into short sales and short sales "against the box," and will not do so until approved by the Fund's Board and upon appropriate notice to investors.

     If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                             DIRECTORS AND OFFICERS


     The names, ages, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the fund complex of the Fund's Directors and officers are set forth in the table below. The Board of Directors is responsible for managing the business affairs of the Fund.

                                      Current                                             Number of           Other
                                 Position(s) with                                       Portfolios in     Directorships
                                   Fund,Term of                                          Fund Complex    Held by Director
                                 Office and Length  Principal Occupation(s)              Overseen by       Outside the
Name/Address/Age                  of Time Served1      During Last 5 yrs                   Director        Fund Complex
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

Mark A. Boyar2                   Chairman           President, Boyar Asset Management,        1          Chairman, Boyar GP Holdings
35 East 21st Street              Since Inception    Inc, President, Mark Boyar & Co.,                    Ltd.; Chairman,  N.R.M.B.
New York, NY 10010                                  Inc. (a registered broker-dealer);                   Management, Inc.
60                                                  Manager, Ebbets Field Association
                                                    LLC (a holding company); Partner,
                                                    G.P. Holdings Ltd.
DISINTERESTED DIRECTORS:

Jay R. Petschek                  Director           Executive Vice President, Brean           1          Director, Dab-O-Matic Corp.
c/o Brean Murray & Co., Inc.     Since Inception    Murray & Co., Inc. (an investment
570 Lexington Avenue                                banker); General Partner, Corsair
New York, NY 10022               President          Capital Partners L.P. (an
44                               Inception -        investment partnership). Formerly,
                                 August 2000        Managing Director, Steinberg Asset
                                                    Management; Senior Managing
                                                    Director, Ladenburg Thalmann & Co.,
                                                    Inc. (a registered broker- dealer).

                                       12

Henry A. Alpert                  Director           President of Spartan Petroleum            1          Director, Griffin Corp.
3333 New Hyde Park Road          Since Inception    Corp.
Suite 201
New Hyde Park, NY 11042
55

A.F. Petrocelli                  Director           Chairman, President, CEO, United          1          Director, Philips
c/o United Capital Corp.         Since Inception    Capital Corp. (a manufacturing and                   International Realty,
9 Park Place, 4th Floor                             real estate investment company);                     Nathan's Famous, Inc. Prime
Great Neck, NY 11021                                Chairman, President and CEO, Prime                   Hospitality Corp.
59                                                  Hospitality Corp.

Richard Finkelstein              Director           President, Kenco Communities (a           1          N/A
1000 Clint Moore Road            Since Inception    real estate developer).
Suite 110
Boca Raton, FL 33487
53

PRINCIPAL OFFICERS:

Nicholas Dalmaso                 President and      Chief Operating Officer and General       1          Director of F & C/Claymore
210 North Hale Street            Treasurer since    Counsel of Claymore Securities,                      Preferred Securities Fund
Wheaton, IL 60187                March 2003         Inc. from 2001-Present; Assistant
38                                                  General Counsel, John Nuveen and
                                                    Company, Inc. from 1999-2001; Vice
                                                    President and Associate General
                                                    Counsel of Van Kampen Investments
                                                    Inc. from 1992-1999.


Victor M. Rivas                  Advisor to the     CEO, Ladenburg Thalmann & Co. Inc.        NA         Director and Chairman of
590 Madison Avenue               Fund  March        (a registered broker-dealer).                        Ladenburg Thalmann Asset,
New York, NY 10012               2003 - Present;    Formerly, corporate Strategist,                      Inc. and and Ladenburg Fund
59                               President          Rickel & Associates underwriter);                    Management, Inc.
                                 December 2000      Corporate Recruiter, Janssen-
                                 to March 2003      Meyers Associates LLP (a securities
                                                    company).

Tina D. Hosking                  Secretary          Vice President and Managing               N/A        N/A
221 East Fourth Street           Since February     Attorney of Integrated Fund
Suite 300                        2000               Services, Inc. (the Fund's
Cincinnati, OH 45202                                administrator) and IFS Fund
34                                                  Distributors, Inc. (a registered
                                                    broker-dealer and an affiliate of
                                                    Integrated Fund Services, Inc.).


1 Each Director is elected to serve in accordance with the Articles of Incorporation and Bylaws of the Fund until his or her successor is duly elected and qualified.
2 Mr. Boyar is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc. Boyar Asset Management, Inc. serves as the investment advisor to the Fund.


Messrs. Alpert, Finkelstein and Petrocelli are members of the Audit Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. The Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2002.

Messrs. Alpert, Finkelstein and Petrocelli are members of the Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board as to the selection of appropriate persons to serve as Director in the event of a vacancy or an increase in the size of the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2002.

DIRECTORS' COMPENSATION
-----------------------

Name of Director                                   Total Compensation from Fund+
----------------                                   ----------------------------


Mark A. Boyar                                      None
Henry A. Alpert                                    $5,000
Richard Finkelstein                                $5,500
A.F. Petrocelli                                    $5,500
Jay R. Petschek                                    $5,500

+ Amounts shown include all payments made to the Directors in the fiscal year ended December 31, 2002. All of the Directors elected to receive their payment in shares of the Fund. The Fund does not pay any retirement benefits to the Directors for their service.


No employee of the Manager, the Adviser or any of their respective affiliates will receive any compensation from the Fund for acting as an officer or director of the Fund. Each Director will receive an annual fee of $3,000, and $500 for each meeting of the Board attended by him for his services as Director and will be reimbursed for expenses incurred in connection with his attendance at Board meetings.

DIRECTORS' OWNERSHIP IN BOYAR VALUE FUND, INC.


The following table indicates the dollar range of equity securities that each director beneficially owned in the Fund as of December 31, 2002. The share value of the Fund is based on the NAV of the shares on December 31, 2002.

Name of Director                   Dollar Range of Equity Securities in the Fund
----------------                   ---------------------------------------------

Henry A. Alpert                     Over $100,000
Mark A. Boyar                       $50,001 - $100,000
Richard Finkelstein                 $10,000 - $50,000
A.F. Petrocelli                     Over $100,000
Jay R. Petschek                     Over $100,000


MATERIAL RELATIONSHIPS OF THE INDEPENDENT DIRECTORS.

For purposes of the statements below:

o the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.
o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, Ebbets Field Association LLC is an entity that is in a control relationship with Claymore Fund Management Company LLC (the "Manager").
o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which the Manager or Boyar Asset Management, Inc. (the "Adviser"), or any of their respective affiliates act as investment adviser or manager or for which Claymore Securities, Inc. (the "Distributor") or any of its affiliates act as principal underwriter.


     As of December 31, 2002, none of the Independent Directors, nor any of their immediate family members, beneficially own any securities issued by the Manager, the Adviser or the Distributor or any other entity in a control relationship to those entities. During the calendar years 2002, 2001 and 2000 none of the Independent Directors, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in the Adviser. Manager or the Distributor or any other entity in a control relationship to those entities. During the calendar years 2002, 2001 and 2000 none of the Independent Directors, nor any of their immediately family member, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):


     o    the Fund
     o    an officer of the Fund
     o    a related fund
     o    an officer of any related fund
     o    the Manager
     o    the Adviser
     o    the Distributor
     o    an officer of the Distributor
     o    any affiliate of the Manager, the Adviser or Distributor
     o    an officer of any such affiliate


     During the calendar years 2002, 2001 and 2000 none of the Independent Directors, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

     During the calendar years 2002, 2001 and 2000 none of the Independent Directors, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


     o    the Manager
     o    the Adviser
     o    the Distributor
     o any other entity in a control relationship with the Manager, the Adviser or the Distributor


     None of the Fund's directors or officers has any arrangement with any other person pursuant to which that director or officer serves on the Board of Directors. During the calendar years 2002, 2001 and 2000, none of the Independent Directors, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


     o    the Fund
     o    any related fund
     o    the Manager
     o    the Adviser
     o    the Distributor
     o    any affiliated person of the Fund
     o    any other entity in a control relationship to the Fund

                                   THE MANAGER


     Claymore Fund Management Company LLC (the "Manager") serves as manager of the Fund pursuant to a Management Agreement. The services provided by, and the fees payable by the Fund to, the Manager under the Management Agreement are described in the Prospectus. The fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See "Management of the Fund" in the Prospectus. On August 12, 2002, the Manager changed its form of organization from a Delaware corporation to a Delaware limited liability company and changed its name from Ladenburg Thalmann Fund Management, Inc. to Claymore Fund Management Company LLC. Claymore Securities, Inc. also acquired a 25% interest in the Manager (the "Transaction"). For the fiscal year ended December 31, 2002, Claymore Fund Management Company waived management fees of $46,355. For the fiscal years ended December 31, 2000 and 2001, Ladenburg Thalmann Fund Management, Inc., the previous manager, voluntarily waived its management fees of $24,008 and $42,403, respectively. For the fiscal year ended December 31, 2000, Ladenburg Thalmann Fund Management, Inc., the previous manager, reimbursed the Fund for $45,851 of other expenses.

     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Directors who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Directors with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Directors in the performance of their duties. The Manager bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its Distribution and Shareholder Servicing Plan (see below). The compensation and expenses of any officer, Director or employee of the Fund who is an officer, director or employee of the Manager are paid by the Manager.

     By its terms, the Fund's Management Agreement will remain in effect for an initial period of two years and thereafter will remain in effect from year to year, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Manager. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     Ladenburg Thalmann Asset Management, Inc. ("LTAM") owns 25% of the outstanding securities of the Manager. LTAM is a wholly owned subsidiary of Ladenburg Thalmann & Co. Inc., a registered broker-dealer that is a member of all principal exchanges, including the NYSE since 1876. Ladenburg Thalmann & Co. Inc. is a wholly owned subsidiary of Ladenburg Thalmann Financial Services, Inc. Claymore Securities, Inc., the Fund's Distributor, owns 25% of the outstanding shares of the Manager. An entity controlled by Mark A. Boyar, Ebbets Field Association LLC, owns the other 50% of the outstanding voting securities of the Manager.

     Claymore Securities, Inc., a Kansas Corporation, is a wholly owned subsidiary of Claymore Group, LLC, a Delaware limited liability company. David
C. Hooten and Benjamin T. Fulton are majority owners of Claymore Group, LLC.

     The interests of Claymore Securities, Inc. and LTAM in the Manager will be adjusted up or down based upon the levels of new sales of Fund shares and overall net assets of the Fund at various intervals through August 2007.

     In August 2004, Claymore Securities' percentage interest in the Manager would be adjusted downward (and LTAM's percentage interest adjusted upward) in accordance with the following schedule if the Fund's net assets have not increased by at least $150 million as a result of new sales:

                                    Claymore
            New                    Securities'                LTAM's
       Sales (mil.)                % Interest                 % Interest
       ------------                ----------                 ----------
      $150 or more                    25.00%                    25.00%
           125                        20.83                     29.27
           100                        16.67                     33.33
            75                        12.50                     37.50
            50                         8.33                     41.67
            25                         4.17                     45.83
             0                         0.00                     50.00

     In addition, Claymore Securities' interest in the Manager will be adjusted upward (and LTAM's downward) if, in August 2007, the net assets of the Fund have risen to the following thresholds: (i) the Fund's net assets rise to at least $300 million but less than $400 million by reason of new sales, Claymore Securities would be allocated an additional 15% interest in the Manager from LTAM; (ii) the Fund's net assets rise to at least $400 million but less than $500 million by reason of new sales, Claymore Securities would be allocated an additional 20% interest in the Manager from LTAM; and (iii) the Fund's net assets rise to at least $500 million by reason of new sales, Claymore Securities would be allocated an additional 20% interest in the Manager from LTAM. Under no circumstances would these adjustments affect Ebbets Field Association's 50% ownership interest in the Manager.

     The principal business address of the Manager is 210 North Hale Street, Wheaton, Illinois 60187.

                             THE INVESTMENT ADVISER

     Boyar Asset Management, Inc. (the "Adviser") serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. The services provided by, and the fees payable by the Fund to, the Adviser under the Investment Advisory Agreement are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See Management of the Fund" in the Prospectus. For the fiscal years ended December 31, 2000, 2001 and 2002, the Adviser voluntarily waived investment advisory fees of $24,008, $42,403 and $46,355, respectively.

     By its terms, the Fund's Advisory Agreement will remain in force from year to year, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The name "Boyar" is a property right of the Adviser. The Adviser may use the name "Boyar" in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the name "Boyar" if the Adviser ceases to be employed as the Fund's investment adviser.

     The Adviser is an affiliate of Mark Boyar & Co., a broker-dealer registered with the SEC. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010. Mark A. Boyar, Chairman and Chief Executive Officer of the Fund, is a controlling person of the Adviser and Mark Boyar & Co.

EXPENSE LIMITATION AGREEMENT. Pursuant to an Expense Limitation Agreement (the "Agreement"), the Manager, the Adviser and Claymore Securities, Inc. (the "Distributor") have agreed, until April 30, 2004, to waive all or a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund's Shareholder Servicing and Distribution Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business (i.e., litigation)) ("Operating Expenses") do not exceed 1.75% per annum of the Fund's average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Adviser, management fees of the Manager and fees payable to the Distributor ("Rule 12b-1 fees") exceed 1.75% per annum of the Fund's average daily net assets, such excess amount shall be the liability of the Manager. To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund's average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

     o first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund's Shareholder Services and Distribution Plan; and
     o thereafter, the Manager and the Adviser shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

If the Manager, the Adviser or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund's Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Adviser and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Adviser, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Adviser, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Adviser, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the Shareholder Servicing and Distribution Plan, respectively.

FACTORS  CONSIDERED BY THE  INDEPENDENT  DIRECTORS IN APPROVING  THE  MANAGEMENT
AGREEMENT AND THE ADVISORY AGREEMENT. The 1940 Act requires that the Fund's Management Agreement and the Advisory Agreement be approved annually by both the Board of Directors and a majority of the Independent Directors voting separately. The Independent Directors have determined that the terms of the Fund's Management Agreement and the Advisory Agreement are fair and reasonable and that each Agreement is in the Fund's best interest. The Independent Directors believe that the Management Agreement and the Advisory Agreement will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. IN MAKING SUCH DETERMINATIONS, THE INDEPENDENT DIRECTORS MET INDEPENDENTLY FROM THE INTERESTED DIRECTORS OF THE FUND AND ANY OFFICERS OF THE ADVISER AND THE MANAGER OR THEIR AFFILIATES. Although the Independent Directors decided not to retain their own counsel separate from that of the Fund, the Adviser and the Manager, such counsel to the Fund, the Adviser and the Manager was available to answer questions of the Independent Directors regarding their responsibilities in evaluating the Management Agreement and the Advisory Agreement.

     In evaluating the Management Agreement and the Advisory Agreement, the Independent Directors reviewed materials furnished by the Adviser and the Manager, including information regarding the Adviser and the Manager, their respective affiliates and their personnel, operations and financial condition. The Independent Directors discussed with representatives of the Adviser and the Manager the Fund's operations and the Adviser and the Manager's ability to provide advisory and other services to the Fund. The Independent Directors also reviewed, among other things:

     o    the investment performance of the Fund;
     o the fees charged by the Adviser and the Manager for investment advisory and management services, as well as other compensation received by their affiliates;
     o    the  Fund's   total   operating   expenses   and  expense   limitation
          arrangement;
     o the investment performance, fees and total expenses and net assets of investment companies with similar objectives and strategies managed by other investment advisers;
     o the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by the Adviser and the Manager; and
     o    the profitability to the Adviser and the Manager of managing the Fund.

     With respect to approving the Management Agreement, the Independent Directors also reviewed the terms of the transaction pursuant to which Claymore Securities acquired an interest in the Manager and its possible effects on the Fund and its shareholders. Representatives of the Manager discussed with the Independent Directors the anticipated effects of such transaction, and together with representatives of the Manager discussed with the Independent Directors the anticipated effects of such transaction, and together with representatives of Claymore Securities, indicated their belief that as a consequence of such transaction the operations of the Fund and the capabilities of the Manager to provide management and other services to the Fund would not be adversely affected and should be enhanced by the resources of Claymore Securities, although their could be no assurance as to any particular benefits that may result.

     The Independent Directors considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Adviser and the Manager, as well as the qualifications of their affiliates and personnel and their respective financial conditions; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the Fund since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Directors deemed relevant. The Independent Directors also recognized the size of the Fund and the limited amount of management and advisory fees received by the Adviser and the Manager.

     With respect to the approval of the Management Agreement, the Independent Directors also specifically considered the following as relevant to their recommendation:

          (a) The favorable history, reputation, qualification and background of Claymore Securities, as well as the qualifications of its personnel and its financial condition;

          (b) The possibilities of benefits that may be realized by the Fund as a result of Claymore Securities' affiliation with the Manager, including the resources that Claymore Securities would bring to the Manager;

          (c) Assurances from the Manager that it does not intend to make any material changes to its financial, human and other resources that would impact adversely its ability to provide the same quality of investment management and other services that it has provided in the past;

          (d) Claymore Securities only acquired a minority interest in the Manager and that its interest may rise, depending on its success in selling shares of the Fund, to more than 45%;

          (e) The terms of the Management Agreement, which are substantially identical to those of the previous Management Agreement, except for different execution dates, effective dates and termination dates and the name of the Manager;

          (f) The commitment of the owners of the Manager to pay the expenses of the Fund incurred in connection with obtaining shareholder approval with respect to such transaction so that the shareholders of the Fund would not have to bear such expenses; and

          (g)  Other factors deemed relevant by the Independent Directors.

     The Independent Directors deemed each of these factors to be relevant to their consideration of the Fund's Management Agreement and the Advisory Agreement.

                                 THE DISTRIBUTOR

     Claymore Securities, Inc. (the "Distributor") is the principal underwriter of the Fund, and as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. Prior to May 7, 2002, Ladenburg Thalmann & Co., Inc., an affiliate of the Manager, was the principal underwriter of the Fund.

     The Distributor may compensate dealers based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution and Shareholder Servicing Plan" below.

                  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

     The Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the average daily net assets of the Fund. Services performed by the Distributor include (i) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (ii) sub-transfer agency services, sub- accounting services or administrative services related to the sale of Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of the Distributor related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (e) costs involved in obtaining whatever information, analyses and reports with respect to service activities that the Fund may, from time to time, deem advisable.

     For the fiscal years ended December 31, 2000 and 2001, Ladenburg Thalmann & Co., Inc. received and subsequently waived fees of $12,031 and $24,886, respectively, pursuant to the 12b-1 Plan. For the fiscal year ended December 31, 2002, Claymore Securities received fees of $33,250 under the plan and subsequently waived fees of $25,115. Under the 12b-1 Plan, the Distributor is compensated regardless of whether it incurs any distribution expenses on behalf of the Fund.

     Pursuant to the 12b-1 Plan, the Distributor provides the Board, at least quarterly, with reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

                             SECURITIES TRANSACTIONS

     The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     The Adviser will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by the Adviser. Affiliates of the Manager or the Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commissions in accordance with certain regulations of the SEC.

     The Adviser may, in its discretion, effect transactions in portfolio securities with dealers (other than the Adviser, the Manager and their affiliates) who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts and economists; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser's own research program. The fees to the Adviser under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services. Since the Adviser and the Manager are obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser or the Manager (or their affiliates) for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

     Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

     During the fiscal periods ended December 31, 2000, 2001 and 2002, the Fund paid brokerage commissions of $8,943, $6,752 and $11,461, respectively.

     Any portfolio transaction for the Fund on a securities exchange may be executed through the Distributor, Ladenburg Thalmann & Co., Inc., the Fund's prior distributor and an affiliate of the Manager, Mark Boyar & Company, Inc., an affiliate of the Adviser, or other affiliates of the Manager, the Adviser or the Distributor ("affiliated brokers") if, in the Adviser's judgment is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. For the fiscal year ended December 31, 2000, Ladenburg Thalmann & Co., Inc. executed 100% of the Fund's portfolio transactions, for which Ladenburg Thalmann & Co., Inc. received aggregate commissions of $8,943. For the fiscal year ended December 31, 2001, Ladenburg Thalmann & Co., Inc. executed 90.61% of the Fund's portfolio transactions, for which Ladenburg Thalmann & Co., Inc. received aggregate commissions of $4,717. For the fiscal year ended December 31, 2002, Ladenburg Thalmann & Co., Inc. executed 15.05% of the Fund's portfolio transactions, for which Ladenburg Thalmann & Co., Inc. received aggregate commissions of $1,725.

     In no instance will portfolio securities be purchased from or sold to the Manager, the Adviser or the Distributor or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

     Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

     The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                                 CODE OF ETHICS

     The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 act that permits Fund personnel to invest in securities for their own accounts.

                               PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the portfolio turnover rate for the Fund normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund's portfolio turnover rate was 42%, 17% and 19%, respectively.

                           CALCULATION OF SHARE PRICE

     The public offering price (NAV plus applicable sales load) of each class of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each business day, except on days when the NYSE is closed. Currently, there is only class of shares of the Fund, sometimes referred to as Class A shares. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted on the Nasdaq National Market are valued at the last reported sale price or official closing price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by Nasdaq National Market, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

     Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's NAV is not calculated. As a result, calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of NAV unless the Board or its delegates deems that the particular event would materially affect NAV, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus. The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. You have the right to combine the cost or current NAV (whichever is higher) of your existing Class A shares of the Fund with the amount of your current Class A purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. You or your dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the your holdings by the Transfer Agent.

     LETTER OF INTENT. If you submit a Letter of Intent to the Transfer Agent you may be entitled to purchase Class A shares at a reduced sales load. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. The amount held in escrow will be invested in Class A shares. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the 13 month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The 13 month period would then begin on the date of the first purchase during the 90 day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. You or your dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. The Fund does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

     If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

                                      TAXES

     The following is a summary of the material federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

     The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, the Fund will be subject to corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

     The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

     With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Funds to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

     Legislation has been enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

     Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

     Shareholders receiving dividends or distributions in the form of additional shares should be treated for federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     Sales of Shares. Upon the sale of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for federal income tax purposes as a long- term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

     Foreign Taxes. Income received by the Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by the Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-U.S. sources will be treated as United States source income.

     Backup Withholding. The Fund may be required to withhold, for federal income tax purposes, 30% for amounts paid in 2003 and 29% of amounts paid in 2004 of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities.

     Notices. Shareholders will be notified annually by the Fund as to the federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

     Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                       HISTORICAL PERFORMANCE INFORMATION

                         CALCULATION OF PERFORMANCE DATA

     The Fund und may, from time to time, advertise certain total return and yield information. The Fund's average annual total return, including average annual total return after taking into account taxes paid on distributions from the Fund and taxes paid upon the complete liquidation of the investment in the Fund, is calculated by finding the average annual compound rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations if shorter) that would equate the initial amount invested to the ending value according to the following formulas:

Average annual return : T = (ERV/P)^(1/N) - 1

     Average annual return after taxes on distributions:
     T1 = (ATVD/P)^(1/N) - 1

     Average annual return after taxes on distributions and redemptions:
     T2 = (ATVDr/P)^(1/N) - 1

     Where: P = a hypothetical initial payment of $1,000.
     T  = average annual total return.
     T1 = average annual total return (after taxes on distributions). T2 = average annual total return (after taxes on distributions and redemptions).
     n  = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

     ATVD = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

     ATVDr = ending value of a hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

     For average annual total return calculations which reflect the payment of taxes, the highest individual marginal federal income tax rates in effect on the date of reinvestment of the dividend is applied to each component of the distribution (e.g., ordinary income, short-term capital gain or long-term capital gain). No taxes are due on the portions of the distributions which are classified as exempt interest or which are non-taxable, such as returns of capital.

     When calculating taxes on redemptions, a complete redemption at the end of the 1-, 5- or 10-year periods is assumed and net redemption proceeds are determined by subtracting capital gains taxes resulting from the redemption and adding the benefits, if any, from capital losses resulting from the redemption. The highest federal individual capital gains rate for each type of gain (e.g., short-term or long-term) in effect on the date of the redemption is used to determine the net taxes due on the redemption. The applicable tax rates used for determining taxes on distributions and redemptions may vary over the measurement periods. State and local taxes are not considered in these calculations. In addition, the after-tax calculations disregard the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. Actual after-tax performance will differ depending on your individual circumstances.

     As of December 31, 2002, the Fund's one year average annual total return was -14.91% and its average annual total return since inception (May 5, 1998) was 4.44%. As of December 31, 2002, the Fund's 1-year average annual total return (after taxes on distributions) was -15.19% and it average annual total return (after taxes on distributions) since inception (May 5, 1998) was 3.20%. As of December 31, 2002, the Fund's 1-year average annual total return (after taxes on distributions and redemptions) was -8.89% and its average annual total return (after taxes on distributions and redemptions) since inception was 2.75%.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The calculations do not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax laws are used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. The calculations assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

     For purposes of the above computations, it is assumed that all dividends and distributions made by the Fund are reinvested at NAV during the designated period. The average annual total return quotation is determined to the nearest 1/100th of 1%.

     In determining the average annual total return (calculated as provided here), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a mean account size.

NONSTANDARDIZED

     The Fund may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total returns (excluding the effect of the applicable sales load) for the period ended December 31, 2002 are as follows: one year -10.45%; since inception 4.59%.

YIELD

     From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[((a-b)/cd + 1)^6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS

     As of April 1, 2003, the following persons of record or beneficially owned more than 5% of the outstanding voting shares of the Fund:

     Claymore Securities, Inc.                                   6.43%
     17 West 101 Barclay Street
     New York, NY 10286

     Ladenburg Thalmann Group Inc.                              20.08%
     100 SE 2nd Street, 32nd Floor
     Miami, FL 33131

As of April 1, 2003, the Directors and officers of the Fund as a group owned of record or beneficially 2.17% of the outstanding shares of the Fund.

                                    CUSTODIAN

     US Bank,, 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. US Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                              AUDITORS AND COUNSEL

     The firm of Ernst & Young LLP, with principal offices at 1300 Chiquita Center, Cincinnati, Ohio, has been selected as auditor of the Fund for the fiscal year ending December 31, 2003. Ernst & Young LLP performs an annual audit of the Fund's financial statements and advised the Fund as to certain accounting matters.

     Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, serves as counsel for the Fund as well as counsel to the Adviser and the Manager.

                         INTEGRATED FUND SERVICES, INC.

     The Fund's transfer agent, Integrated Fund Services, Inc. ("Integrated"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

     Integrated also provides accounting and pricing services to the Fund. Integrated calculates the daily NAV per share and maintains such books and records as are necessary to enable Integrated to perform its duties. The Fund pays all costs of external pricing services.

     In addition, Integrated is retained to provide administrative services to the Fund. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Directors.

     For its services as Transfer Agent, Fund Accountant and Administrator, Integrated receives fees for each service based on the average daily net assets of the Fund. For the fiscal year ended December 31, 2000, Integrated received fees of $14,400, $24,000 and $12,000 for transfer agent services, accounting and pricing services and administrative services, respectively. For the fiscal year ended December 31, 2001, Integrated received fees of $14,400, $24,000 and $15,183 for transfer agent services, accounting and pricing services and administrative services, respectively. For the fiscal year ended December 31, 2002, Integrated received fees of $15,584, $24,000 and $19,942 for transfer agent services, accounting and pricing services and administrative services, respectively.

                                  ANNUAL REPORT

     The Fund's financial statements as of December 31, 2002 appear in the Fund's annual report, which is attached to this Statement of Additional Information.

================================================================================

                             BOYAR VALUE FUND, INC.
                             ----------------------

                                  ANNUAL REPORT
                                December 31, 2002


                                  Fund Manager
                                  ------------
                      CLAYMORE FUND MANAGEMENT COMPANY, LLC
                              210 North Hale Street
                                Wheaton, IL 60187


     Investment Adviser                                    Administrator
     ------------------                                    -------------
BOYAR ASSET MANAGEMENT, INC.                      INTEGRATED FUND SERVICES, INC.
     35 East 21st Street                              221 East Fourth Street
     New York, NY 10010                                      Suite 300
       1-212-995-8300                                  Cincinnati, OH 45202
                                                          1-800-266-5566
================================================================================

                                                               February 10, 2003

Dear Boyar Value Fund Shareholder:

PERFORMANCE RESULTS
-------------------

After gaining 15.31% in Calendar 2001, Boyar Value Fund turned in a negative performance for the year ended December 31, 2002, declining 10.45% (before sales loads, if applicable). In fact, all the widely followed averages were in the red last year, with the NASDAQ recording the worst results, losing 31.26% followed by the S&P 500 which dropped 22.10%. Although we are disappointed with our results, we don't like losing money, on a relative performance basis Boyar Value Fund handily bested all the leading indices.

                             ANNUAL RETURNS FOR 2002
                             -----------------------

BOYAR VALUE FUND    RUSSELL 2000 INDEX    DJIA      S&P 500       NASDAQ COMP.
----------------    ------------------    ----      -------       ------------
    -10.45%               -20.48%        -15.01%    -22.10%          -31.26%


                  AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION
                  --------------------------------------------
                                                                        Since
                                                                      Inception
For the periods ended December 31, 2002       1 Year       3 Year      (5/5/98)
--------------------------------------------------------------------------------
Boyar Value Fund:
  At Nav                                      -10.45%       3.42%        4.59%
  With Sales Charge*                          -14.91%       1.67%        3.44%
  After taxes on distributions*(1)            -15.19%       1.38%        3.20%
  After taxes on distributions
    and the sale of shares*(2)                 -8.89%       1.32%        2.75%
Russell 2000 Index                            -20.48%      -7.54%       -3.53%
S&P 500 Index                                 -22.10%     -14.55%       -3.77%

*Net of maximum sales charge of 5.00%.
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax deferred account, such as an individual retirement account or a 401(k) plan.
2 When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

                       CUMULATIVE RETURNS SINCE INCEPTION
                          (At NAV 05/05/98 - 12/31/02)

                               [BAR CHART OMITTED]

                             Boyar Value Fund 23.24%

                             S&P 500 Index -16.42%

                           Russell 2000 Index -15.42%

A LOOK BACK AT 2002 - AND SOME THOUGHTS ABOUT "MR. MARKET."
-----------------------------------------------------------

o 2002 marks the third consecutive year of overall declines for the market - something investors haven't endured in more than 60 years. Some are even wondering what the odds could be of a fourth decline in 2003, an almost unthinkable streak that has happened only once, from 1929 to 1932, since the averages were created in 1896.

o The Dow Jones Industrial Average had its worst year since 1977, the year Fleetwood Mac uttered the phrase "don't stop thinking about tomorrow." Adding insult to injury, the year ended horribly, with the Dow experiencing its steepest December decline since the 1940's, and the NASDAQ its worst December ever. But investors take heart, because "yesterday's gone."

o Since the market peak in March 2000, the Wilshire 5000, the broadest market index, has dropped 43 percent, leaving investors $7.4 trillion poorer - a potential loss in wealth of $26,000 for every American.

o As Warren Buffett so aptly put it, "We are continuing to pay the price for mass hallucination." In the past, when speculative bubbles collapsed, the ensuing correction was commensurate with the preceding bubble. Since this most recent mania lasted so long and went to such an extreme, one can only conclude that we haven't as yet finished paying the piper, particularly in the technology and telecommunications sectors.

o Since the equity market is far from being democratic, not every stock hits its low point at precisely the same moment in time. In fact, a great many companies have declined so precipitously that we feel that they have already become quite attractive. We believe that good stock picking, not indexing, will be the hallmark of successful investing for the foreseeable future.

There are a number of contra indicators as well as other factors that lead us to believe that individual stocks are a better bet today than most other asset classes.


     A) In July of 2002, when the market was tanking, individual investors withdrew $52.4 billion from stock funds, the second biggest cash-out as a percentage of assets, and the largest ever in sheer dollar volume. The vast majority of investors purchase stocks as the market reaches new pinnacles, and they sell or stop buying when it approaches new lows.

     B) We have seen major brokerage firms replacing their bullish strategists with soothsayers that articulate a much less positive tone and thus, it appears that Wall Street is slowly sending its bulls out to pasture.

     C) Many sophisticated investors agree that the treasury market is less attractive than stocks, and yet in the third quarter alone, investors poured nearly $32 billion into mutual funds buying treasury securities, more than twice the amount of any quarter since AMG Data Services began collecting mutual fund data in 1991. PIMCO, a bond fund manager, became the largest actively managed mutual fund in the world in terms of money under management, surpassing Fidelity's Magellan Fund, a stock mutual fund.

     D) Usually the stock market is at its best during the third year of a sitting President...with a Republican President, and both houses controlled by Republicans a stimulative tax package should easily pass, a positive for the market.

     E) And lastly, stock buybacks by corporations, insider purchases and take over activity are beginning to turn positive - usually a prelude to a better market. We feel that the biggest single negative factor confronting the market in 2003 is the possibility of geo-political conflict.

COVEST  BANCSHARES  TO BE  ACQUIRED - AT  DECEMBER  31,  2002 IT WAS BOYAR VALUE
--------------------------------------------------------------------------------
FUND'S LARGEST HOLDING - A LESSON IN PATIENCE
---------------------------------------------

o We have always maintained that patience is one of the key tenets of successful investing. We began purchasing CoVest Bancshares for the Boyar Value Fund more than four years ago.

o On November 1, 2002, it was announced that CoVest would be acquired by Midwest Banc-Holdings, Inc. CoVest Bancshare holders will receive 0.925 shares of Midwest Banc-Holdings, Inc.(MBHI) plus $10.25 for each CoVest Bancshare owned.

o On December 31, 2002, Boyar Value Fund owned 17,900 shares of CoVest, representing 3.42% of its portfolio. Its average cost was $13.42 per share.

o This buy and hold philosophy might sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

o Of all the banks in the U.S. why did we select CoVest Bancshares as a holding?

          1)   The shares were selling under stated book value.
          2) They only had 3 branches, all located in or near Des Plains, Illinois, a middle class community, within a short distance from Chicago.
          3)   They had history of repurchasing their common equity.
          4) Management and the board owned a significant amount of CoVest stock...quite unusual for a bank...because of this large ownership position we knew they would not make foolish investments...and at the appropriate time and at the right price they would be willing sellers.

o    CoVest share price on February 6th, 2002 was $28.95.

BOYAR VALUE FUND PHILOSOPHY GOALS
---------------------------------

o The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We will not, and never have invested in fads or gimmicks such as the Internet.

o Furthermore, a substantial number of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations. |X| Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced.

o Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

o The competition to capture mutual fund assets is quite fierce. Most of the large mutual fund families have considerable sales forces and extensive marketing budgets. In many instances, no matter how great your track record, in order to be on the preferred list of funds for full-service brokers you have to make a fairly significant up front payment, an arrangement known as revenue sharing. Since Boyar Value Fund currently does not utilize any of these tactics we are counting on good performance and referrals to grow. We would appreciate telling your friends and business associates about the Boyar Value Fund.

If you have any questions, please do not hesitate to call (212) 995-8300.

                                   Very truly yours,

                                   /s/ Mark A. Boyar

                                   Mark A. Boyar
                                   Chief Investment Officer

Past performance is not a guarantee of future results.

Pursuant to a written contract, the Investment Manager and the Adviser have agreed to waive a portion of their fees and reimburse certain expenses of the Fund to the extent necessary to limit the Fund's operating expenses to 1.75% of average daily net assets. Without the waivers and reimbursements, the Fund's performance may be lower.

Claymore Securities, Inc., 210 North Hale Wheaton, Illinois 60187 distributes the fund.

        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
      Value Index and the Russell Midcap Value Index and the S&P 500 Index

--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                              12/02
                                                              -----
           Boyar Value Fund, Inc.                            $11,710
           Russell 2000 Index                                $ 8,458
           Russell 2000 Value Index                          $10,499
           Russell Midcap Value Index                        $10,564
           S&P 500 Index                                     $ 8,358

           Past performance is not predictive of future performance.

                          ----------------------------
                             Boyar Value Fund, Inc.
                          Average Annual Total Return*

                            1 Year    Since Inception**
                           (10.45%)         4.59%
                          ----------------------------

* The average annual total returns shown above are not adjusted for the maximum applicable sales charge of 5.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**   Commencement of operations was May 5, 1998.
--------------------------------------------------------------------------------


        Comparison of the Change in Value of a $10,000 Investment in the Boyar Value Fund, Inc., the Russell 2000 Index, the Russell 2000
      Value Index and the Russell Midcap Value Index and the S&P 500 Index

--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

                                                              12/02
                                                              -----
           Boyar Value Fund, Inc. Without Sales Load         $12,324
           Russell 2000 Index                                $ 8,458
           Russell 2000 Value Index                          $10,499
           Russell Midcap Value Index                        $10,564
           S&P 500 Index                                     $ 8,358

           Past performance is not predictive of future performance.

                          ----------------------------
                             Boyar Value Fund, Inc.
                          Average Annual Total Return*

                            1 Year    Since Inception**
                           (14.91%)         3.44%
                          ----------------------------

* The average annual total returns shown above are adjusted for the maximum applicable sales charge of 5.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**   Commencement of operations was May 5, 1998.
--------------------------------------------------------------------------------

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2002



ASSETS
       Investment securities:
            At cost                                                $ 14,789,394
                                                                   ============
            At market value                                        $ 14,629,696
       Dividends and interest receivable                                 12,177
       Receivable for capital shares sold                                20,525
       Organization expenses, net                                         5,927
       Other assets                                                      11,413
                                                                   ------------
            TOTAL ASSETS                                             14,679,738
                                                                   ------------

LIABILITIES
       Payable for securities purchased                                 216,678
       Payable for capital shares redeemed                               30,049
       Payable to Adviser                                                13,493
       Payable to other affiliates                                       18,729
       Other accrued expenses and liabilities                            12,496
                                                                   ------------
            TOTAL LIABILITIES                                           291,445
                                                                   ------------

NET ASSETS                                                         $ 14,388,293
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 14,680,270
Accumulated net realized losses from security transactions             (132,279)
Net unrealized depreciation on investments                             (159,698)
                                                                   ------------
NET ASSETS                                                         $ 14,388,293
                                                                   ============

Shares of beneficial interest outstanding (1,000,000,000 shares
       authorized, $0.001 par value)                                  1,223,694
                                                                   ============

Net asset value and redemption price per share (a)                 $      11.76
                                                                   ============

Maximum offering price per share                                   $      12.38
                                                                   ============

(a) Redemption price per share varies by amount invested and length of time held.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 2002


INVESTMENT INCOME
       Dividends                                                   $     94,812
       Interest                                                          78,497
                                                                   ------------
             TOTAL INVESTMENT INCOME                                    173,309
                                                                   ------------

EXPENSES
       Investment advisory fees                                          66,474
       Management fees                                                   66,474
       Distribution expenses                                             33,250
       Directors' fees and expenses                                      22,000
       Registration fees                                                 24,853
       Accounting services fees                                          24,000
       Administrative services fees                                      19,942
       Amortization of organization expenses                             17,781
       Transfer agent fees                                               15,584
       Insurance expense                                                 13,469
       Custodian fees                                                    13,029
       Professional fees                                                 11,690
       Postage and supplies                                              11,614
       Shareholder report costs                                           9,000
       Other expenses                                                     1,412
                                                                   ------------
             TOTAL EXPENSES                                             350,572
       Fees waived and expenses reimbursed by the Adviser/
         Manager and Distributor                                       (117,825)
                                                                   ------------
             NET EXPENSES                                               232,747
                                                                   ------------

NET INVESTMENT LOSS                                                     (59,438)
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
       Net realized losses from security transactions                    (5,913)
       Net change in unrealized appreciation/
         depreciation on investments                                 (1,422,721)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (1,428,634)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (1,488,072)
                                                                   ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            For the Year     For the Year
                                                                               Ended            Ended
                                                                            December 31,     December 31,
                                                                                2002             2001
                                                                            ------------     ------------
FROM OPERATIONS
       Net investment loss                                                  $    (59,438)    $    (11,462)
       Net realized gains (losses) from security transactions                     (5,913)         255,459
       Net change in unrealized appreciation/depreciation on investments      (1,422,721)         913,759
                                                                            ------------     ------------
Net increase (decrease) in net assets from operations                         (1,488,072)       1,157,756
                                                                            ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
       From net investment income                                                     --             (255)
       From net realized gains                                                  (235,524)          (2,435)
                                                                            ------------     ------------
Total distributions                                                             (235,524)          (2,690)
                                                                            ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
       Proceeds from shares sold                                               5,746,935        6,480,853
       Net asset value of shares issued in
            reinvestment of distributions to shareholders                        217,714            2,618
       Payments for shares redeemed                                           (2,307,791)      (1,558,696)
                                                                            ------------     ------------
Net increase in net assets from capital share transactions                     3,656,858        4,924,775
                                                                            ------------     ------------

TOTAL INCREASE IN NET ASSETS                                                   1,933,262        6,079,841

NET ASSETS
       Beginning of year                                                      12,455,031        6,375,190
                                                                            ------------     ------------
       End of year                                                          $ 14,388,293     $ 12,455,031
                                                                            ============     ============

CAPITAL SHARE ACTIVITY
       Sold                                                                      459,205          505,214
       Reinvested                                                                 18,482              196
       Redeemed                                                                 (186,974)        (122,894)
                                                                            ------------     ------------
       Net increase in shares outstanding                                        290,713          382,516
       Shares outstanding, beginning of year                                     932,981          550,465
                                                                            ------------     ------------
       Shares outstanding, end of year                                         1,223,694          932,981
                                                                            ============     ============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                     Year            Year              Year            Year          Period
                                                    Ended           Ended             Ended           Ended           Ended
                                                  December 31,    December 31,      December 31,    December 31,    December 31,
                                                     2002            2001              2000            1999          1998 (a)
                                                  -----------     -----------       -----------     -----------     -----------
Net asset value at beginning of period            $     13.35     $     11.58       $     11.09     $      9.72     $     10.00
                                                  -----------     -----------       -----------     -----------     -----------

Income (loss) from investment operations:
     Net investment income (loss)                       (0.05)          (0.01)             0.03            0.01            0.03
     Net realized and unrealized gains
       (losses) on invments                             (1.34)           1.78              0.76            1.37           (0.28)
                                                  -----------     -----------       -----------     -----------     -----------
Total from investment operations                        (1.39)           1.77              0.79            1.38           (0.25)
                                                  -----------     -----------       -----------     -----------     -----------

Less distributions:
     From net investment income                            --           (0.00)(b)         (0.03)          (0.01)          (0.03)
     From net realized gains on investments             (0.20)          (0.00)(b)         (0.27)             --              --
                                                  -----------     -----------       -----------     -----------     -----------
Total distributions                                     (0.20)          (0.00)            (0.30)          (0.01)          (0.03)
                                                  -----------     -----------       -----------     -----------     -----------

Net asset value at end of period                  $     11.76     $     13.35       $     11.58     $     11.09     $      9.72
                                                  ===========     ===========       ===========     ===========     ===========

Total return (c)                                       (10.45%)         15.31%             7.10%          14.24%          (2.46%)(d)
                                                  ===========     ===========       ===========     ===========     ===========

Net assets at end of period                       $14,388,293     $12,455,031       $ 6,375,190     $ 4,134,644     $ 1,415,827
                                                  ===========     ===========       ===========     ===========     ===========

Ratio of gross expenses to average net assets (e)        2.64%           2.85%             3.95%           5.28%          13.19% (f)

Ratio of net expenses to average net assets              1.75%           1.75%             1.75%           1.75%           1.75% (f)

Ratio of net investment income (loss)
  to average net assets                                 (0.45%)         (0.12%)            0.30%           0.15%           0.66% (f)

Portfolio turnover rate                                    19%             17%               42%              8%              0%

(a) Represents the period from the commencement of operations (May 5, 1998) through December 31, 1998.
(b)  Amount  rounds to less than $0.01.
(c)  Total returns shown exclude the effect of applicable sales loads.
(d)  Not annualized.
(e) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser/Manager.
(f)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
             COMMON STOCKS -- 62.1%
             CONSUMER, CYCLICAL -- 33.0%
    14,500   AOL Time Warner, Inc. (a)                             $    189,950
    11,000   Best Buy Co. (a)                                           265,650
    18,063   Cablevision Systems Corp. - Class A (a)                    302,375
    12,500   Carnival Corp. - Class A                                   311,875
     3,000   Comcast Corp. - Class A Special (a)                         67,770
     6,000   CVS Corp.                                                  149,820
     3,000   Dow Jones & Co., Inc.                                      129,690
     6,000   Ethan Allen Interiors, Inc.                                206,220
    56,300   Hanover Direct, Inc. (a)                                    10,697
     9,000   Hasbro, Inc.                                               103,950
    30,100   Hilton Hotels Corp.                                        382,571
    16,900   IHOP Corp. (Int'l House of Pancakes) (a)                   405,600
     8,000   Mattel, Inc.                                               153,200
    10,300   McDonald's Corp.                                           165,624
     5,000   Meredith Corp.                                             205,550
    10,000   MGM Mirage (a)                                             329,700
    20,600   Midas, Inc.                                                132,458
     4,000   Neiman Marcus Group, Inc.                                  121,560
    20,100   Playboy Enterprises - Class B (a)                          203,613
     2,500   Regis Corp.                                                 64,975
     5,800   Sears, Roebuck & Co.                                       138,910
    38,700   Spiegel, Inc.                                               13,545
    19,100   Toys R Us, Inc. (a)                                        191,000
     4,153   Viacom, Inc. - Class B (a)                                 169,276
    20,500   Walt Disney Company                                        334,355
                                                                   ------------
                                                                      4,749,934
                                                                   ------------

             CONSUMER, NON-CYCLICAL -- 6.1%
     8,800   Bristol-Myers Squibb Co.                                   203,720
    10,000   Cendant Corp. (a)                                          104,800
     4,200   IMS Health, Inc.                                            67,200
    25,500   PepsiAmericas, Inc.                                        342,465
    11,000   Tupperware Corp.                                           165,880
                                                                   ------------
                                                                        884,065
                                                                   ------------

             FINANCIAL SERVICES -- 15.4%
     2,000   American Express Co.                                        70,700
     4,500   Banc One Corp.                                             164,475
     4,000   Bank of New York Co., Inc.                                  95,840
     8,800   Citigroup, Inc.                                            309,672
    17,900   Covest Bancshares, Inc.                                    501,557
     9,000   Hudson United Bancorp                                      279,900
    12,750   JP Morgan Chase & Co.                                      306,000

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
             FINANCIAL SERVICES -- 15.4% (CONTINUED)
     2,200   Lehman Brothers Holdings, Inc.                        $    117,238
     2,500   Merrill Lynch & Co., Inc.                                   94,875
     9,000   Providian Financial Corp. (a)                               58,410
    14,315   Travelers Property Casualty Corp. - Class A (a)            209,715
       647   Travelers Property Casualty Corp. - Class B (a)              9,479
                                                                   ------------
                                                                      2,217,861
                                                                   ------------

             INDUSTRIAL -- 3.6%
    23,200   Aviall, Inc. (a)                                           186,760
     8,000   Diebold, Inc.                                              329,760
                                                                   ------------
                                                                        516,520
                                                                   ------------

             TECHNOLOGY -- 2.9%
     9,400   CDI Corp. (a)                                              253,612
     4,400   Cross (A.T.) Co. - Class A                                  23,540
     8,000   DSP Group, Inc. (a)                                        126,560
     2,666   ParthusCeva, Inc. (a)                                       15,756
        10   Synavant, Inc. (a)                                               9
                                                                   ------------
                                                                        419,477
                                                                   ------------

             UTILITIES -- 1.1%
     3,000   Alltel Corp.                                               153,000
                                                                   ------------

             TOTAL COMMON STOCKS                                   $  8,940,857
                                                                   ------------

 PRINCIPAL
   AMOUNT
   ------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 37.6%
$5,403,000   Federal National Mortgage Association,
               due 01/02/03, Zero Coupon                           $   5,403,000
                                                                   ------------

                             BOYAR VALUE FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2002

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
             MONEY MARKETS -- 2.0%
   285,839   First American Treasury                               $    285,839
                                                                   ------------

             TOTAL INVESTMENTS SECURITIES -- 101.7%
               (Cost $14,789,394)                                  $ 14,629,696

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)           (241,403)
                                                                   ------------

             NET ASSETS -- 100.0%                                  $ 14,388,293
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

1.   SIGNIFICANT ACCOUNTING POLICIES

Boyar Value Fund, Inc. (the Fund), is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended, (the 1940 Act), and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund was capitalized on November 19, 1997, when the initial 10,000 shares of the Fund were purchased at $10.00 per share. Except for the initial purchase of shares, the Fund had no operations prior to the commencement of operations on May 5, 1998.

The Fund seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund's investment adviser to be intrinsically undervalued.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern Time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at their closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at their closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. Investments in investment companies are valued at their respective net assets values as reported by such companies. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation. Short-Term notes are stated at amortized cost, which approximates fair value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. Effective May 1, 2000, the maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 5.26% of net asset value (or 5.00% of the offering price) and a contingent deferred sales charge of 1.00% if redeemed within a one-year period from the date of purchase. The redemption price per share is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the following periods were as follows:

                                               Year Ended      Year Ended
                                              December 31,    December 31,
                                                  2002            2001
                                              ------------    ------------

>From ordinary income                          $         --    $        255
From long-term capital gains                       235,524           2,435
                                              ------------    ------------
                                              $    235,524    $      2,690
                                              ============    ============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

          Cost of portfolio investments                  $ 14,826,395
                                                         ============
          Gross unrealized appreciation                     1,224,485
          Gross unrealized depreciation                    (1,421,184)
                                                         ------------
          Net unrealized depreciation                        (196,699)
          Post-October losses                                 (95,278)
                                                         ------------
          Accumulated deficit                            $   (291,977)
                                                         ============

The difference between book basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

Reclassification of capital accounts - The following reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses.

                                 Undistributed           Accumulated
          Paid-In               Net Investment           Net Realized
          Capital                   Income              Gains (Losses)
     ----------------------------------------------------------------------
         $(17,184)                  $59,438               $(42,254)

2.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2002,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$3,637,415 and $1,630,403, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board of Directors, which is responsible for the overall management of the Fund. Effective August 12, 2002, Claymore Fund Management Company, LLC (the Manager) is responsible for managing the daily business operations of the Fund. Prior to August 12, 2002, Ladenburg Thalmann Fund Management, Inc. was the Manager. Boyar Asset Management, Inc. (the Adviser) provides continuous advisory services to the Fund and effective May 7, 2002, Claymore Securities, Inc. (the Distributor) acts as distributor of the Fund's shares. The Fund has employed Integrated Fund Services, Inc. (IFS) to provide administration, accounting and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, the Adviser or IFS.

MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT
Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement with the Manager the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2002

Pursuant to a written contract, the Manager, the Adviser, and the Distributor have agreed to waive a portion of their management, advisory and distribution fees and reimburse certain expenses of the Fund to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years of being incurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. As of December 31, 2002, the Manager, the Adviser, and the Distributor have $71,680 of waived/reimbursed expenses that may be recovered. The Manager, the Adviser and the Distributor have agreed to maintain this expense limitation through April 30, 2003. The Manager waived its management fees of $46,355 and the Adviser waived its investment advisory fees of $46,355 for the year ended December 31, 2002.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee from the Fund, based on current asset levels of the Fund, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from the Fund, based on shareholder accounts, subject to a minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, from the Fund. In addition, the Fund pays certain IFS out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
The Fund has adopted a Shareholder Servicing and Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or IFS. For the year ended December 31, 2002, the Distributor waived $25,115 of distribution expenses under the Plan.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Boyar Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Boyar Value Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyar Value Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

Cincinnati, Ohio
February 3, 2003

MANAGEMENT OF THE FUND (UNAUDITED)

Listed in the charts below is basic information regarding the Directors and officers of Boyar Value Fund, Inc. (the "Fund")

INTERESTED DIRECTORS:
                                                                                                    Number of       Other
                                                                                                    Portfolios in   Directorships
                        Position(s)                                                                 Fund Complex    Held by Director
                        Held With      Term of Office1 and        Principal Occupation(s)           Overseen by     Outside the Fund
Name/Address/Age        Fund           Length of Time Served      During Last 5 yrs                 Director        Complex
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Boyar2          Chairman       Since Inception            President, Boyar Asset Management,     1          Chairman, Boyar
35 East 21st Street                                               Inc.; President, Mark Boyar & Co.,                GP Holdings
New York, NY 10010                                                Inc. (a registered broker-dealer);                Ltd.; Chairman,
Age: 60                                                           Manager, Ebbets Field Association                 N.R.M.B.
                                                                  LLC; (a holding company); Partner,                Management, Inc.
                                                                  Boyar G.P. Holdings Ltd.

DISINTERESTED DIRECTORS:
                                                                                                    Number of       Other
                                                                                                    Portfolios in   Directorships
                        Position(s)                                                                 Fund Complex    Held by Director
                        Held With      Term of Office1 and        Principal Occupation(s)           Overseen by     Outside the Fund
Name/Address/Age        Fund           Length of Time Served      During Last 5 yrs                 Director        Complex
------------------------------------------------------------------------------------------------------------------------------------
Jay R. Petschek         Director       Since Inception            Executive Vice President, Brean        1          Director, Dab-
C/O Brean Murray &                                                Murray & Co., Inc. (an investment                 O-Matic Co
Co, Inc.                President      Inception - August 2000    banker); Managing Director,
570 Lexington Ave.                                                Steinberg Asset Management; Senior
New York, NY 10022                                                Managing Director, Ladenburg
Age: 44                                                           Thalmann & Co., Inc. (a registered
                                                                  broker-dealer); General Partner,
                                                                  Corsair Capital Partners L.P. (an
                                                                  investment partnership)

Henry A. Alpert         Director       Since Inception            President, Spartan Petroleum Corp.     1          Director,
3333 New Hyde Park Road                                                                                             Griffin Corp.
Suite 201
New Hyde Park, NY 11042
Age: 55

A.F. Petrocelli         Director       Since Inception            Chairman, President and CEO, United    1          Director,
C/O United Capital Corp.                                          Capital Corp. (a manufacturing and                Philips
9 Park Place, 4th Floor                                           real estate investment company);                  International
Great Neck, NY 11021                                              Chairman, President and CEO, Prime                Realty, Nathan's
Age: 59                                                           Hospitality Corp. (a hotel                        Famous, Inc.,
                                                                  management company)                               Prime
                                                                                                                    Hospitality
                                                                                                                    Corp.

Richard Finkelstein     Director       Since Inception            President, Kenco Communities (a        1          N/A
1000 Clint Moore Rd.                                              real estate developer)
Suite 110
Boca Raton, FL 33487
Age: 53

PRINCIPAL OFFICERS:                                                                                 Number of       Other
                                                                                                    Portfolios in   Directorships
                        Position(s)                                                                 Fund Complex    Held by Director
                        Held With      Term of Office1 and        Principal Occupation(s)           Overseen by     Outside the Fund
Name/Address/Age        Fund           Length of Time Served      During Last 5 yrs                 Director        Complex
------------------------------------------------------------------------------------------------------------------------------------
Victor M.Rivas3         President      December 2000              CEO, Ladenburg Thalmann & Co., Inc.    N/A        Chairman,
590 Madison Ave.                       to Present                 (a registered broker-dealer);                     Ladenburg
New York, NY 10012                                                Corporate Strategist, Rickel &                    Thalmann & Co.,
Age: 59                                                           Associates (an IPO underwriter);                  Inc.; Director
                                                                  Corporate Recruiter, Janssen                      and Chairman of
                                                                  -Meyers Associates LLP (a                         Ladenburg
                                                                  securities company)                               Thalmann Asset
                                                                                                                    Management, Inc.
                                                                                                                    and Ladenburg
                                                                                                                    Fund Management,

Tina D. Hosking         Secretary      Since February 2000        Vice President and Managing            N/A        N/A
221 East Fourth Street,                                           Attorney of Integrated Fund
Ste. 300                                                          Services, Inc. and IFS Fund
Cincinnati, OH 45202                                              Distributors, Inc. Ms. Hosking also
Age: 34                                                           holds similar positions for certain
                                                                  unaffiliated investment companies
                                                                  for which Integrated Fund Services,
                                                                  Inc. serves as administrator.

Lisa R. Oliverio        Treasurer      Since December 2000        Manager of Financial Reporting of      N/A        N/A
221 East Fourth Street,                                           Integrated Fund Services, Inc. Ms.
Ste. 300                                                          Oliverio also holds similar
Cincinnati, OH 45202                                              positions for certain unaffiliated
Age: 33                                                           investment companies for which
                                                                  Integrated Fund Services, Inc.
                                                                  serves as administrator.

1 Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

2 Mr. Boyar is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Boyar Asset Management, Inc. Boyar Asset Management, Inc. serves as the investment advisor to the Fund.

3 Mr. Rivas is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because of his relationship with Claymore Fund Management Company LLC. Claymore Fund Management Company LLC serves as the manager to the Fund.

The Statement of Additional  Information  contains additional  information about
the  Directors  and  is  available   without  charge  upon  request  by  calling
1-800-266-5566

BOYAR VALUE FUND, INC.
----------------------

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
--------  --------

          (a)  Articles of Incorporation*

          (b)  Bylaws*

          (c)  Incorporated by reference to Articles of Incorporation and Bylaws

          (d)  Investment Advisory Agreement*

          (e)  (i)  Form of Underwriting Agreement*

               (ii) Dealer's Agreement*

               (iii)Form of  Underwriting  Agreement  with Claymore  Securities,
                    Inc.

          (f)  Inapplicable

          (g)  Custody Agreement*

          (h)  (i)  Form of Management Agreement*

               (ii) Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency Agreement*

               (iii) Administration Agreement*

               (iv) Accounting Services Agreement*

               (v)  Administrative Services Agreement*

               (vi) Expense Limitation Agreement

               (vii)Management  Agreement  Dated May 7, 2003 with  Claymore Fund
                    Management Company LLC

          (i)  (i)  Opinion and Consent of Counsel*

               (ii) Opinion  and Consent of  Venable,  Baetjer and Howard,  LLP,
                    Maryland counsel to the Fund*

          (j)  Consent of Independent Public Accountant

          (k)  Inapplicable

          (l)  Purchase Agreement*

          (m)  (i)  Shareholder Servicing and Distribution Plan*

               (ii) Amended and Restated Shareholder  Servicing and Distribution
                    Plan

          (n)  Inapplicable

          (o)  Inapplicable

          (p) (i) Code of Ethics of Boyar Value Fund, Inc. and Boyar Asset Management, Inc.*

               (ii) Amended  Code of Ethics of Boyar Value Fund,  Inc. and Boyar
                    Asset Management, Inc.*

               (iii) Code of Ethics of Claymore Securities, Inc.

--------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A or subsequently filed Pre-Effective Amendment.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
--------  ---------------

          Registrant, officers and directors of Claymore Fund Management LLC, Boyar Asset Management, Inc. and Claymore Securities, Inc. and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer or director. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gain in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it relates to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

          Under Article VIII of the Articles of Incorporation (the "Articles"), the Directors and Officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer or Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article VIII shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Directors to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by the Maryland General Corporation law.

          Registrant shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with such law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

          Article VIII of the By-Laws further limits the liability of the Directors by providing that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of Registrant, or is or was serving while a director or officer of Registrant at the request of Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to Registrant or any stockholder thereof to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Item 26. Business and Other Connections of the Investment Adviser
          -----------------------------------------------------------------

          Boyar Asset Management, Inc. is wholly owned by Mark A. Boyar and acts as investment adviser to Registrant. Boyar Asset Management, Inc. renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Boyar Asset Management, Inc., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Boyar Asset Management, Inc. (SEC File No. 801-19283).

Item 27.  Principal Underwriters
--------  ----------------------

          (a)  Claymore Securities, Inc. acts as distributor for Registrant.

          (b) For information relating to each director and officer of Claymore Securities, Inc., reference is made to Form BD (SEC File No. 8-16354) filed by Claymore Securities, Inc. under the Securities Exchange Act of 1934.

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 590 Madison Avenue, New York, New York 10022, at the offices of Registrant's investment adviser located at 35 East 21st Street, New York, New York 10010, at the offices of Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202, or at the offices of the Registrant's transfer agent located at 221 East Fourth Street, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A or B
-------   -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 1st day of May, 2003.

                                        BOYAR VALUE FUND, INC.

                                        By:/s/ Mark A. Boyar
                                           -----------------
                                           Mark A. Boyar
                                           Chairman and Chief
                                           Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                         Title                     Date
   ---------                         -----                     ----

/s/ Mark A. Boyar              Chairman and Chief           May 1, 2003
--------------------           Executive Officer
Mark A. Boyar


/s/ Nicholas Dalmaso           President and Treasurer      May 1, 2003
--------------------
Nicholas Dalmaso

      *                        Director
--------------------
Henry A. Alpert

      *                        Director
--------------------
Richard Finkelstein

      *                        Director
--------------------
A.F. Petrocelli                                             /s/ Tina D. Hosking
                                                            --------------------
      *                        Director                     Tina D. Hosking
--------------------                                        * By Tina D. Hosking
Jay Petschek                                                  Attorney-in-Fact
                                                              May 1, 2003

                                INDEX TO EXHIBITS

(a)       Articles of Incorporation*

(b)       Bylaws*

(c)       Incorporated by reference to Articles of Incorporation and Bylaws*

(d)       Investment Advisory Agreement*

(e)(i)    Form of Underwriting Agreement*

   (ii)   Dealer's Agreement*

   (iii)  Underwriting Agreement with Claymore Securities, Inc.

(f)       Inapplicable

(g)       Custody Agreement*

(h)(i)    Form of Management Agreement*

   (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

   (iii)  Administration Agreement*

   (iv)   Accounting Services Agreement*

   (v)    Administrative Services Agreement*

   (vi)   Expense Limitation Agreement

   (vii)  Management Agreement with Claymore Fund Management Company LLC

(i)(i)    Opinion and Consent of Counsel*

   (ii) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund*

(j)       Consent of Independent Public Accountant

(k)       Inapplicable

(l)       Purchase Agreement*

(m)(i)    Shareholder Servicing and Distribution Plan*

   (ii)   Amended and Restated Shareholder Servicing and Distribution Plan

(n)       Inapplicable

(o)       Inapplicable

(p)(i)    Code of Ethics of Boyar Value Fund,  Inc. and Boyar Asset  Management,
          Inc.*

   (ii) Amended Code of Ethics of Boyar Value Fund, Inc. and Boyar Asset Management, Inc.*

   (iii)  Code of Ethics of Claymore Securities, Inc.

-------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A or subsequently filed Pre-Effective Amendment.